
-----------------------------------------------------------------------------------------------------------------------------------
                                                              Block Mortgage Finance
                                                            Asset Backed Certificates
                                                                  Series 1999-1
-----------------------------------------------------------------------------------------------------------------------------------
                                                         STATEMENT TO CERTIFICATE HOLDERS
-----------------------------------------------------------------------------------------------------------------------------------
    Distribution Date:      25-Mar-99

-----------------------------------------------------------------------------------------------------------------------------------
                       Original          Beginning                                                                        Ending
                    Certificate        Certificate        Principal           Interest               Total           Certificate
       Class         Face Value            Balance     Distribution       Distribution        Distribution               Balance
-----------------------------------------------------------------------------------------------------------------------------------
       A-1        82,000,000.00       79,176,624.98    2,993,808.81         391,924.29        3,385,733.10         76,182,816.17
       A-2        45,000,000.00       45,000,000.00            0.00         225,000.00          225,000.00         45,000,000.00
       A-3        17,000,000.00       17,000,000.00            0.00          87,975.00           87,975.00         17,000,000.00
       A-4        18,000,000.00       18,000,000.00            0.00          99,000.00           99,000.00         18,000,000.00
       A-5        18,000,000.00       18,000,000.00            0.00          92,850.00           92,850.00         18,000,000.00
       A-6       165,000,000.00      161,691,150.06    3,283,062.48         682,483.25        3,965,545.73        158,408,087.58
       A-7        55,000,000.00       55,000,000.00            0.00         267,208.33          267,208.33         55,000,000.00
        R                  0.00                0.00            0.00               0.00                0.00                  0.00
    -------------------------------------------------------------------------------------------------------------------------------
    Total        400,000,000.00      393,867,775.04    6,276,871.29       1,846,440.87        8,123,312.16        387,590,903.75
    -------------------------------------------------------------------------------------------------------------------------------






    -------------------------------------------------------------------------------------------------------------------------------
                                         AMOUNTS PER $1,000 UNIT                                                        RATES
    -------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Ending
                                        Principal         Interest           Total           Certificate             Current Pass
       Class         CUSIP           Distribution     Distribution    Distribution               Balance             Through Rate
    -------------------------------------------------------------------------------------------------------------------------------
        A-1        09367MBA6          36.50986354      4.77956451      41.28942805          929.05873378                 5.94000%
        A-2        09367MBB4           0.00000000      5.00000000       5.00000000        1,000.00000000                 6.00000%
        A-3        09367MBC2           0.00000000      5.17500000       5.17500000        1,000.00000000                 6.21000%
        A-4        09367MBD0           0.00000000      5.50000000       5.50000000        1,000.00000000                 6.60000%
        A-5        09367MBE8           0.00000000      5.15833333       5.15833333        1,000.00000000                 6.19000%
        A-6        09367MBF5          19.89734836      4.13626212      24.03361048          960.04901564                 5.42688%
        A-7        09367MBG3           0.00000000      4.85833327       4.85833327        1,000.00000000                 5.83000%
    ------------------------------------------------------------------------------------------------------------------------------
        Total                         15.69217823      4.61610218      20.30828040          968.97725938
    -------------------------------------------------------------------------------------------------------------------------------

                                                                              Class A-6 Rate based on a LIBOR of:        4.93688%
                                                                                                                   --------------















PLEASE DIRECT ANY QUESTIONS OR COMMENTS TO THE FOLLOWING ADMINISTRATOR:

                                                     Jeff Kinney
                                                     The First National Bank of Chicago
                                                     Mail Suite 0126
                                                     Chicago, IL 60670

                                                                                                 Page 1

-----------------------------------------------------------------------------------------------------------------------------------
                                                              Block Mortgage Finance
                                                            Asset Backed Certificates
                                                                  Series 1999-1
-----------------------------------------------------------------------------------------------------------------------------------
                                                         STATEMENT TO CERTIFICATE HOLDERS
-----------------------------------------------------------------------------------------------------------------------------------
    Distribution Date:      25-Mar-99
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                        Group I            Group II
                                                                                 ---------------       ------------
SEC. 7.09 (a)(i)               Scheduled Principal                                   140,453.51          77,342.72
                               Principal Prepayments                               2,153,381.49       2,391,162.96
                               Net Liquidation Proceeds                                    0.00               0.00
                               Paid Principal Carry Forward Amount                         0.00               0.00
                               Remaining Unpaid Principal Carry Forward Amount             0.00               0.00

SEC. 7.09 (a) (ii)             Compensating Interest                                       0.00               0.00
                               Paid Interest Carry Forward Amount                          0.00               0.00
                               Remaining Unpaid Interest Carry Forward Amount              0.00               0.00
                               A-7 Basis Risk Carryover Amount Paid                                           0.00
                               A-7 Basis Risk Carryover Amount Remaining                                      0.00

                                                                                        Group I           Group II           Total
                                                                                  --------------   ----------------  --------------
SEC. 7.09 (a)(iv), (xii)       Aggregate Group Loan Balance:                     175,588,981.25     217,991,633.69   393,580,614.94


SEC. 7.09 (a) (v)              Servicing Fees                                        165,976.23
                               Insurance Premium Amount                                    0.00
                               Trustee Fee                                             4,315.38

SEC. 7.09 (a)(vii)             Current Delinquency Advances                        1,465,493.50
                               Current Servicing Advances                                  0.00
                               Total unreimbursed Delinquency Advances                     0.00
                               Total unreimbursed Servicing Advances                       0.00

                                                                ----------------------------------------     ----------------------
SEC. 7.09 (a) (viii) (A), (B)                                                     Not in  Foreclosure            In Foreclosure
                                                                ----------------------------------------     ----------------------
                               -------------------------------------------------------------------------     ----------------------
                               Delinquencies                    Period           Number    Prin. Balance     Number   Prin. Balance
                               -------------------------------------------------------------------------     ----------------------
                               -------------------------------------------------------------------------     ----------------------
                                                              1-29 Days           1,047    56,516,910.87          0            0.00
                                                             30-59 Days             215    11,680,074.37          0            0.00
                                          Fixed Group        60-89 Days              51     3,142,317.71          1       45,398.49
                                                               90+ Days              18     1,263,300.30          9      779.595.01
                               -------------------------------------------------------------------------     ----------------------
                                                              1-29 Days             892    79,260,714.84          0            0.00
                                                             30-59 Days             141    11,730,489.84          0            0.00
                                          Adj. Group         60-89 Days              40     3,963,615.02          2      202,250.00
                                                               90+ Days              14     1,355,762.96          9      580,166.23
                ----------------------------------------------------------------------------------------     ----------------------

SEC. 7.09 (a)(ix), (x)         Outstanding REO Properties                                       Number       Principal Balance
                                                                                               ----------------------------------
                               * New REO Properties - See separate schedule, if applicable             0                  0.00
SEC. 7.09 (a)(xi)              Insured Payment                                                      0.00
                                Class A-1 Allocation                                                0.00
                                Class A-2 Allocation                                                0.00
                                Class A-3 Allocation                                                0.00
                                Class A-4 Allocation                                                0.00
                                Class A-5 Allocation                                                0.00
                                Class A-6 Allocation                                                0.00
                                Class A-7 Allocation                                                0.00

                                                                                             Group I                 Group II
                                                                                             ------------           ---------------
SEC. 7.09 (a)(xiii)            Subordinated Amount                                          1,406,165.08             4,583,546.11
                               Subordination Deficit                                                0.00                     0.00
                               Specified Subordinated Amount                               11,070,005.62            16,957,429.39

SEC. 7.09 (a) (xiv)            Substitution Adjustments                                             0.00                     0.00
                               Loan Purchase Price amounts                                          0.00                     0.00

SEC. 7.09 (a)(xv)              Weighted Average Coupon                                          11.2896%                 10.1181%
                               Weighted Average Remaining Term to Maturity                           235                      343

SEC. 7.09 (a)(xvi)             Largest Loan Balance Outstanding                               438,729.78               665,212.18

SEC. 7.09 (a)(xvi)             Available Funds                                              3,192,511.35             3,420,585.58
                               Total Available Funds                                        3,892,485.16             4,235,142.38

                                                                                                Page 2

-----------------------------------------------------------------------------------------------------------------------------------
                                                              Block Mortgage Finance
                                                            Asset Backed Certificates
                                                                  Series 1999-1
-----------------------------------------------------------------------------------------------------------------------------------
                                                         STATEMENT TO CERTIFICATE HOLDERS
-----------------------------------------------------------------------------------------------------------------------------------
    Distribution Date:      25-Mar-99
-----------------------------------------------------------------------------------------------------------------------------------


                                                         REO Status

SEC. 7.09 (a) (x)              Mortgage Loans becoming REO Property during the preceding calendar month

                                                    Group      Loan Number       Principal Balance




                                                                                                 Page 3